UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) March 21,
                              2006 (March 21, 2006)

                            CAPITAL GOLD CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                    0-13078                       13-3180530
        --------                    -------                       ----------
 (state or other juris-           (Commission                 (I.R.S. Employer
diction of incorporation)         File Number)              (Identification No.)

     76 Beaver Street, New York, NY                                 10005
     ------------------------------                                 -----
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (212) 344-2785
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.

We have been advised by the Toronto Stock Exchange ("TSX") that, effective at the opening of trading on Wednesday, March 22, 2006, our shares of common stock will be listed for trading under the symbol "CGC". Trading in the shares will be in Canadian funds. We issued a press release today attached hereto as Exhibit
99.1 regarding the upcoming event described in this report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.                Description
-----------                -----------
99.1                       Text of press release dated March 21, 2006.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAPITAL GOLD CORPORATION


March 21, 2006                      By: /s/ Gifford A. Dieterle
                                        ----------------------------------------
                                        Gifford A. Dieterle, President


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